SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2010

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Charter)

NEW YORK	1-4482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 MARCUS DRIVE, MELVILLE, NEW YORK	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 847-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

          On December 14, 2010, the Board of Directors (the “Board”) of Arrow Electronics, Inc. (the “Company”) appointed Philip K. Asherman and Andrew C. Kerin as independent directors of the Company, effective December 15, 2010.  A copy of the press release announcing the appointment of Messrs. Asherman and Kerin is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued by Arrow Electronics, Inc. dated December 15, 2010 regarding the appointment of Messrs. Asherman and Kerin to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date:	December 15, 2010	By:	/s/ Peter S. Brown
		Name:	Peter S. Brown
		Title:	Senior Vice President
and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release issued by Arrow Electronics, Inc. dated December 15, 2010 regarding the appointment of Messrs. Asherman and Kerin to the Company’s Board of Directors.

2